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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    Form 8-A



               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(B) OR (G) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                           COMPUTER LITERACY, INC.
             (Exact Name of Registrant as Specified in Its Charter)

               Delaware                                            77-0389480
              (State of                                         (I.R.S. Employer
      Incorporation or Organization)                          Identification Number)


          1308 Orleans Drive
        Sunnyvale, California                                         94089
(Address of Principal Executive Offices)                            (Zip Code)


If this form relates to the registration of           If this form relates to the registration of
a class of securities pursuant to Section             a class of securities pursuant to Section
12(b) of the Exchange Act and is effective            12(g) of the Exchange Act and is effective
pursuant to General Instruction A.(c), please         pursuant to General Instruction A.(d), please
check the following box.   / /                        check the following box.   /X/


Securities Act registration statement file number to which this form relates: 333-67397
         ---------
     (if applicable)


Securities to be registered pursuant to Section 12(b) of the Act:

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
         Title of Each Class                      Name of Each Exchange on Which
         to be so Registered                      Each Class is to be Registered

          Not Applicable                                  Not Applicable


Securities to be registered pursuant to Section 12(g) of the Act:

                         Common Stock, $0.001 par value
                                (Title of Class)
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Item 1.   Description of Registrant's Securities to be Registered.
          --------------------------------------------------------

          Incorporated herein by reference to the Description of Capital Stock section of the Company's Registration Statement on Form SB-2 (File No. 333-67397).


Item 2.   Exhibits
          --------

          Exhibit
          Number                 Description
          ------                 -----------

           3.1* Amended and Restated Certificate of Incorporation of the Registrant.

           3.2*            Form of Second Amended and Restated Certificate of
                           Incorporation.

           3.3*            Bylaws of the Registrant.

           3.4*            Form of Amended and Restated Bylaws of the
                           Registrant.

           4.2* Specimen certificate representing shares of Common Stock of the Registrant.

           4.3*            Amended and Restated Investors' Rights Agreement.


--------
*Incorporated herein by reference to the exhibits of the same number in the
 Registrant's Registration Statement on Form SB-2.
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                                   SIGNATURE

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused the registration statement to be signed on its behalf by the undersigned, thereto duly authorized.


                                            COMPUTER LITERACY, INC.


Date: November 18, 1998                        By: /s/ Donald P. Alvarez
                                                   --------------------------
                                                Donald P. Alvarez
                                                Chief Financial Officer